                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07857

             Oppenheimer Commodity Strategy Total Return Fund (RAF)
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 03/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                          Shares          Value
                                                       ------------   -------------
WHOLLY-OWNED SUBSIDIARY--23.2%
RAF Fund Ltd.(1, 2) (Cost $421,280,539)                   4,000,000   $ 185,836,966

                                                        Principal
                                                         Amount
                                                       ------------
ASSET-BACKED SECURITIES--0.2%
Lehman XS Trust, Mtg. Pass-Through Certificates,
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35(3)             $    295,635         292,686
NC Finance Trust, CMO Pass-Through Certificates,
Series 1999-I, Cl. ECFD, 2.945%, 1/25/29(3, 4)              405,715          51,729
Option One Mortgage Loan Trust, Asset-Backed
Certificates, Series 2006-2, Cl. 2A2, 0.622%,
7/1/36(3)                                                 1,470,911       1,064,336
                                                                      -------------
Total Asset-Backed Securities (Cost $2,155,196)                           1,408,751
                                                                      -------------
MORTGAGE-BACKED OBLIGATIONS--1.9%
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through
Certificates, Series 2006-2, Cl. A1B, 0.622%,
9/25/36(3)                                                  719,605         707,863
CWALT Alternative Loan Trust 2005-J3, Mtg.
Pass-Through Certificates, Series 2005-J3, Cl.
3A1, 6.50%, 9/25/34                                       1,441,693       1,297,665
Deutsche Alt-A Securities Mortgage Loan Trust,
Mtg. Pass-Through Certificates, Series
2006-AB4, Cl. A1A, 6.005%, 10/25/36                       2,569,047       1,518,295
Federal Home Loan Mortgage Corp.:
8%, 4/1/16                                                   57,911          61,855
9%, 8/1/22-5/1/25                                            18,609          20,507
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security, Series 177,
Cl. IO, 11.862%, 7/1/26(5)                                  458,168          61,889
Federal National Mortgage Assn., 8.50%, 7/1/32               11,545          12,678
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 294, Cl. 2, 10.519%, 2/1/28(5)                        369,366          47,261
Trust 342, Cl. 2, 2.07%, 9/1/33(5)                          107,490          13,907
Government National Mortgage Assn., 8.50%,
8/1/17-12/15/17                                              34,746          37,472
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg.
Pass-Through Certificates, Series 2006-AR,
Cl. 5A3, 5.416%, 6/25/36(3)                               1,660,000       1,156,652
RALI Series 2004-QS10 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2004-QS10,
Cl. A3, 1.022%, 7/25/34(3)                                7,057,809       5,652,939
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS13,
Cl. 1A8, 6%, 9/25/36                                      1,683,401       1,505,883
Residential Asset Securitization Trust 2006-A9CB,
Mtg. Pass-Through Certificates, Series
2006-A9CB, Cl. A5, 6%, 9/25/36                            4,189,694       1,948,270
WaMu Mortgage Pass-Through Certificates
2003-AR9 Trust, Mtg. Pass-Through Certificates,
Series 2003-AR9, Cl. 2A, 4.485%, 9/25/33(3)               1,435,778       1,185,887
                                                                      -------------
Total Mortgage-Backed Obligations (Cost $19,601,437)                     15,229,023
                                                                      -------------
U.S. GOVERNMENT OBLIGATIONS--4.7%
U.S. Treasury Bonds, 0.20%, 6/18/09                       5,000,000       4,998,375
U.S. Treasury Nts.:
   0.875%, 12/31/10-1/31/11                              23,017,000      23,073,544


              1 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Principal
                                                           Amount          Value
                                                       ------------   -------------
U.S. GOVERNMENT OBLIGATIONS CONTINUED
1.50%, 10/31/10(6)                                     $ 10,000,000   $  10,122,270
                                                                      -------------
Total U.S. Government Obligations (Cost $38,072,783)                     38,194,189
                                                                      -------------
CORPORATE BONDS AND NOTES--0.7%
Bank United, 8% Unsec. Sub. Nts.,
Series A, 3/15/09(4, 7)                                   6,938,000           3,469
Clear Channel Communications, Inc., 6.25%
Nts., 3/15/11                                             6,100,000       1,250,500
Kaneb Pipe Line Operating Partnership LP, 7.75%
Sr. Unsec. Nts., 2/15/12                                    470,000         441,504
Lehman Brothers Holdings, Inc.:
3.60% Sr. Unsec. Nts., 3/13/09(7)                         3,530,000         467,725
3.95% Sr. Unsec. Nts., Series G, 11/10/09(7)              4,330,000         573,725
6.625% Nts., 1/18/12(7)                                   2,560,000         339,200
Sr. Unsec. Nts., Series H, 10/22/08(7)                    4,330,000         541,250
Pearson Dollar Finance Two plc, 5.50% Nts., 5/6/13(8)     1,840,000       1,740,506
                                                                      -------------
Total Corporate Bonds and Notes (Cost $28,961,977)                        5,357,879
                                                                      -------------
HYBRID INSTRUMENTS--19.9%
Cargill, Inc.:
Goldman Sachs Commodity Index Total Return Linked
Nts., 2.033%, 2/26/10(9)                                 26,000,000      36,559,224
Goldman Sachs Commodity Index Total Return Linked
Nts., 2.039%, 3/2/10(9)                                  19,000,000      24,490,772
Eksportfinans ASA:
Goldman Sachs Commodity Index Excess Return
Linked Nts., 4/27/10(3, 9, 10)                           10,000,000      10,671,210
Goldman Sachs Commodity Index Excess Return
Linked Nts., 1.006%, 3/2/10(3, 9)                        32,000,000      42,174,528
Svensk Eksport:
Goldman Sachs Commodity Index Excess Return
Linked Nts., 0.981%, 3/10/10(3, 9)                       33,000,000      37,273,104
Goldman Sachs Commodity Index Excess Return
Linked Nts., 0.991%, 5/12/10(3, 9)                        5,500,000       8,086,650
                                                                      -------------
Total Hybrid Instruments (Cost $125,500,000)                            159,255,488
                                                                      -------------
SHORT-TERM NOTES--10.6%
Federal Home Loan Bank:
0.13%, 4/24/09(11)                                       20,000,000      19,995,144
0.36%, 5/7/09(11)                                        20,000,000      19,992,600
0.42%, 9/18/09                                           20,000,000      19,973,080
United States Treasury Bills:
0.08%, 4/2/09                                             5,000,000       4,999,989
0.27%, 5/7/09                                            20,000,000      19,994,600
                                                                      -------------
Total Short-Term Notes (Cost $84,942,666)                                84,955,413
                                                                      -------------


              2 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Shares
------
INVESTMENT COMPANY--39.6%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.80%(1, 12) (Cost $317,423,006)                 317,423,006     317,423,006

                                                                          Value
                                                                      -------------
Total Investments, at Value (excluding Investments
Purchased with Cash Collateral from
Securities Loaned) (Cost $1,037,937,604)                              $ 807,660,715

                                                          Shares
                                                       ------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--4.3%(13)
OFI Liquid Assets Fund, LLC, 0.92%(1, 12)
(Cost $34,678,100)                                       34,678,100      34,678,100
Total Investments, at Value (Cost $1,072,615,704)             105.1%    842,338,815
Liabilities in Excess of Other Assets                          (5.1)    (40,687,045)
                                                         ----------   -------------
Net Assets                                                    100.0%  $ 801,651,770
                                                         ----------   -------------


              3 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Footnotes to Statement of Investments

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                        SHARES           GROSS         GROSS          SHARES
                                  DECEMBER 31, 2008    ADDITIONS     REDUCTIONS   MARCH 31, 2009
                                  -----------------   -----------   -----------   --------------
OFI Liquid Assets Fund, LLC                   --       59,188,800    24,510,700      34,678,100
Oppenheimer Institutional Money
Market Fund, Cl. E                   263,304,599      478,686,518   424,568,111     317,423,006
RAF Fund Ltd.(a)                       4,000,000        8,000,000     8,000,000       4,000,000

                                      VALUE       INCOME
                                  ------------   --------
OFI Liquid Assets Fund, LLC       $ 34,678,100   $ 49,283(b)
Oppenheimer Institutional Money
Market Fund, Cl. E                 317,423,006    749,921
RAF Fund Ltd.(a)                   185,836,966         --
                                  ------------   --------
                                  $537,938,072   $799,204
                                  ============   ========

(a.) Investment in a wholly-owned subsidiary.

See accompanying Notes.

(b.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(2.) Non-income producing security.

(3.) Represents the current interest rate for a variable or increasing rate security.

(4.) Illiquid security. The aggregate value of illiquid securities as of March
     31, 2009 was $55,198, which represents 0.01% of the Fund's net assets. See accompanying Notes.

(5.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $123,057 or 0.02% of the Fund's net assets as of March 31, 2009.

(6.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $10,122,270. See accompanying Notes.

(7.) Issue is in default. See accompanying Notes.

(8.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,740,506 or 0.22% of the Fund's net assets as of March 31, 2009.

(9.) Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs
     Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index. The indexes currently contain twenty-four commodities from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.

(10.) When-issued security or delayed delivery to be delivered and settled after March 31, 2009. See accompanying Notes.

(11.) Partial or fully-loaned security. See accompanying Notes.

(12.) Rate shown is the 7-day yield as of March 31, 2009.

(13.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes.


              4 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                                INVESTMENTS    OTHER FINANCIAL
VALUATION DESCRIPTION                          IN SECURITIES     INSTRUMENTS*
---------------------                          -------------   ---------------
Level 1--Quoted Prices                          $537,938,072      $(132,023)
Level 2--Other Significant Observable Inputs     304,400,743             --
Level 3--Significant Unobservable Inputs                  --             --
                                                ------------      ---------
   Total                                        $842,338,815      $(132,023)
                                                ============      =========

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                                  UNREALIZED
                                        NUMBER OF   EXPIRATION                   APPRECIATION
CONTRACT DESCRIPTION         BUY/SELL   CONTRACTS      DATE          VALUE      (DEPRECIATION)
--------------------         --------   ---------   ----------   ------------   --------------
U.S. Treasury Long Bonds     Sell           149       6/19/09    $ 19,325,766   $  (727,865)
U.S. Treasury Nts., 2 yr.    Buy            450       6/30/09      98,050,782       292,122
U.S. Treasury Nts., 5 yr.    Sell         1,665       6/30/09     197,744,766    (2,284,367)
U.S. Treasury Nts., 10 yr.   Buy          1,032       6/19/09     128,048,625     4,009,120
                                                                                -----------
                                                                                $ 1,289,010
                                                                                ===========


              5 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

NOTES TO STATEMENT OF INVESTMENTS

INVESTMENT IN RAF FUND LTD. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser and the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund's Statement of Investments. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on a cost recovery basis. Unrealized appreciation or depreciation on the Fund's investment in the Subsidiary is recorded in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports and the Fund's Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing


              6 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.


              7 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:


              8 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities       $10,000,000

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2009, securities with an aggregate market value of $1,925,369, representing 0.24% of the Fund's net assets, were in default.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.


              9 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

MARKET RISK FACTORS

In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK

     Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK

     Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK

     Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

RISKS OF INVESTING IN DERIVATIVES

The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.


              10 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK

     Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the manager believes to be creditworthy at the time of the transaction. As of March 31, 2009, the Fund has no derivative positions, in an unrealized appreciation position, that are currently subject to loss if the counterparties to its derivative transactions failed to perform. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's ISDA master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES

     The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of March 31, 2009, the Fund has no derivative positions with credit risk related contingent features in a net liability position. The Fund did post collateral for its exchange traded option transactions.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.


              11 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the specific underlying financial instrument.

During the period ended March 31, 2009, the Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, the Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.


              12 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities in the annual and semiannual reports and as a component of unrealized gain or loss on the Statement of Operations in the annual and semiannual reports until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations in the annual and semiannual reports. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractive compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.


              13 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and/or indexes that are either unavailable or considered to be less attractive in the bond market.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of March 31, 2009, the Fund had no such credit default swap agreements outstanding.

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.


              14 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of March 31, 2009, the Fund had no such total return swap agreements outstanding.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of March 31, 2009, the Fund had on loan securities valued at $33,996,200. Collateral of $34,678,100 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

ILLIQUID SECURITIES

As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,072,615,704
Federal tax cost of other investments        7,739,865
                                        --------------
Total federal tax cost                  $1,080,355,569
                                        ==============
Gross unrealized appreciation           $   38,212,031
Gross unrealized depreciation             (267,199,910)
                                        --------------
Net unrealized depreciation             $ (228,987,879)
                                        ==============


              15 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
RAF Fund Ltd. (Wholly-Owned Subsidiary)                                              Amount            Value
---------------------------------------                                         ---------------   ---------------
ASSET-BACKED SECURITIES--0.4%
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 2A1B,
5.18%, 8/25/35(1)                                                               $       169,829   $       168,135
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD,
2.945%, 1/25/29(1, 2)                                                                   239,840            30,580
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2,
Cl. 2A2, 0.622%, 7/1/36(1)                                                              803,694           581,545
                                                                                                  ---------------
Total Asset-Backed Securities (Cost $1,038,309)                                                           780,260
                                                                                                  ---------------
MORTGAGE-BACKED OBLIGATIONS--3.6%
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through Certificates, Series
2005-J3, Cl. 3A1, 6.50%, 9/25/34                                                        192,382           173,160
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through
Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                                882,812           521,738
Federal Home Loan Mortgage Corp.:
8%, 4/1/16                                                                               29,705            31,729
9%, 8/1/22                                                                                4,689             5,150
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
Security, Series 177, Cl. IO, 6.707%, 7/1/26(3)                                         262,187            35,416
Federal National Mortgage Assn., 8.50%, 7/1/32                                            5,496             6,036
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2002-77, Cl. BS, 42.476%, 12/18/32(3)                                             352,601            37,557
Trust 2002-77, Cl. SA, 43.244%, 12/18/32(3)                                             565,017            60,221
Trust 2002-90, Cl. SN, 55.378%, 8/25/32(3)                                              305,893            31,690
Trust 294, Cl. 2, 7.09%, 2/1/28(3)                                                      211,175            27,020
Government National Mortgage Assn., 8.50%, 12/15/17                                       5,996             6,467
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through Certificates,
Series 2006-AR, Cl. 5A3, 5.416%, 6/25/36(1)                                             870,000           606,197
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                                  574,588           513,997
Residential Asset Securitization Trust 2006-A9CB, Mtg. Pass-Through
Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36                                   2,415,726         1,123,349
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through
Certificates, Series 2003-AR9, Cl. 2A, 4.485%, 9/25/33(1, 4)                            724,287           598,228
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY5, Cl. 2A3, 5.647%, 5/1/37(1)                             4,002,348         2,296,159
Wells Fargo Mortgage-Backed Securities 2004-U Trust, Mtg. Pass-Through
Certificates, Series 2004-U, Cl. A1, 5.004%, 10/1/34(1)                                 644,397           467,971
                                                                                                  ---------------
Total Mortgage-Backed Obligations (Cost $10,201,450)                                                    6,542,085
                                                                                                  ---------------
U.S. GOVERNMENT OBLIGATIONS--11.6%
U.S. Treasury Nts.:
0.875%, 12/31/10-2/28/11(5)                                                          11,308,000        11,333,441
2.625%, 5/31/10(5)                                                                   10,000,000        10,237,110
                                                                                                  ---------------
Total U.S. Government Obligations (Cost $21,546,305)                                                   21,570,551
                                                                                                  ---------------


              16 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                                                   Principal
                                                                                     Amount            Value
                                                                                ---------------   ---------------
CORPORATE BONDS AND NOTES--3.4%
Charter One Bank NA, 5.50% Sr. Nts., 4/26/11                                    $     2,695,000   $     2,598,535
Deutsche Bank Capital Funding Trust I, 7.872% Jr. Sub. Perpetual Bonds(6, 7)          4,080,000         1,706,289
Kaneb Pipe Line Operating Partnership LP, 7.75% Sr. Unsec. Nts., 2/15/12                180,000           169,087
Lehman Brothers Holdings, Inc., 6.625% Nts., 1/18/12(8)                               2,720,000           360,400
Pearson Dollar Finance Two plc, 5.50% Nts., 5/6/13(6)                                 1,545,000         1,461,457
                                                                                                  ---------------
Total Corporate Bonds and Notes (Cost $11,339,999)                                                      6,295,768
                                                                                                  ---------------
SHORT-TERM NOTES--28.4%
Federal Home Loan Bank:
0.13%, 4/24/09(5)                                                                    12,800,000        12,796,892
0.16%, 4/6/09(5)                                                                     10,000,000         9,999,556
0.59%, 9/2/09(5)                                                                     10,000,000         9,987,810
United States Treasury Bills:
0.26%, 4/9/09(5)                                                                     10,000,000         9,999,422
0.27%, 5/7/09(5)                                                                     10,000,000         9,997,300
                                                                                                  ---------------
Total Short-Term Notes (Cost $52,767,931)                                                              52,780,980
                                                                                                  ---------------

Shares
------
INVESTMENT COMPANY--48.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.80%(9, 10)
(Cost $90,350,000)                                                                   90,350,000        90,350,000
Total Investments, at Value (Cost $187,243,994)                                            96.0%      178,319,644
Other Assets Net of Liabilities                                                             4.0         7,517,322
                                                                                ---------------   ---------------
Net Assets                                                                                100.0%  $   185,836,966
                                                                                ===============   ===============

Footnotes to Statement of Investments

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Illiquid security. The aggregate value of illiquid securities as of March
     31, 2009 was $30,580, which represents 0.02% of the Fund's net assets, See accompanying Notes.

(3.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $191,904 or 0.10% of the Fund's net assets as of March 31, 2009.

(4.) A sufficient amount of liquid assets has been designated to cover outstanding written call options. See accompanying Notes.

(5.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $64,354,594. See accompanying Notes.

(6.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $3,167,746 or 1.70% of the Fund's net assets as of March 31, 2009.

(7.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(8.) Issue is in default. See accompanying Notes.

(9.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES            GROSS         GROSS          SHARES
                                                     DECEMBER 31, 2008    ADDITIONS     REDUCTIONS   MARCH 31, 2009
                                                     -----------------   -----------   -----------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E                  --   373,300,000   282,950,000     90,350,000

                                                        VALUE       INCOME
                                                     -----------   --------
Oppenheimer Institutional Money Market Fund, Cl. E   $90,350,000   $194,889


              17 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

(10.) Rate shown is the 7-day yield as of March 31, 2009.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                          $ 90,350,000       $7,959,309
Level 2--Other Significant Observable Inputs      87,969,644          277,643
Level 3--Significant Unobservable Inputs                  --               --
                                                ------------       ----------
   Total                                        $178,319,644       $8,236,952
                                                ============       ==========

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.


              18 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

FUTURES CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                   UNREALIZED
                                  NUMBER OF      EXPIRATION       APPRECIATION     PERCENTAGE OF
CONTRACT DESCRIPTION   BUY/SELL   CONTRACTS        DATES         (DEPRECIATION)   FUND NET ASSETS
--------------------   --------   ---------   ----------------   --------------   ---------------
Agriculture            Buy                                         $ 2,585,530          1.39%
Energy                 Buy                                          (4,903,826)        (2.64)
Crude Oil              Buy        3,957       4/20/09-11/19/09      10,179,976          5.48
Industrial Metals      Buy                                             489,916          0.26
Industrial Metals      Sell                                            (21,411)        (0.01)
Livestock              Buy                                          (1,011,306)        (0.54)
Livestock              Sell                                            (31,019)        (0.02)
Precious Metals        Buy                                              71,779          0.04
Softs                  Buy                                             489,729          0.26
Softs                  Sell                                            (12,669)        (0.01)
                                                                   -----------         -----
                                                                   $ 7,836,699          4.21%
                                                                   ===========         =====

WRITTEN OPTIONS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                               NUMBER OF   EXERCISE   EXPIRATION   PREMIUMS
DESCRIPTION             TYPE   CONTRACTS    PRICE        DATE      RECEIVED      VALUE
-----------             ----   ---------   --------   ----------   --------   ----------
WTI Crude Oil Futures   Call      287       $56.00      4/16/09    $491,883   $(281,260)

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing


              19 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.


              20 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2009, securities with an aggregate market value of $360,400, representing 0.19% of the Fund's net assets, were in default.


              21 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

MARKET RISK FACTORS

In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:


              22 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

     INTEREST RATE RISK

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK

     Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK

     Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK

     Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

RISKS OF INVESTING IN DERIVATIVES

The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.


              23 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK

     Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the manager believes to be creditworthy at the time of the transaction. As of March 31, 2009, the Fund has no derivative positions, in an unrealized appreciation position, that are currently subject to loss if the counterparties to its derivative transactions failed to perform. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's ISDA master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES

     The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of March 31, 2009, the Fund has no derivative positions with credit risk related contingent features in a net liability position. The Fund did post collateral for its exchange traded option transactions.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of


              24 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the specific underlying financial instrument.

During the period ended March 31, 2009, the Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk. In addition, the Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

Options are exposed to the market risk factor of the specific underlying financial instrument.

The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written covered call options on individual commodities to decrease exposure to commodity risk. A written covered call option becomes more valuable


              25 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended March 31, 2009 was as follows:

                                                   CALL OPTIONS            PUT OPTIONS
                                              ---------------------   ---------------------
                                              NUMBER OF   AMOUNT OF   NUMBER OF   AMOUNT OF
                                              CONTRACTS    PREMIUMS   CONTRACTS    PREMIUMS
                                              ---------   ---------   ---------   ---------
Options outstanding as of December 31, 2008        --     $      --       --      $      --
Options written                                   433       544,135      998        387,609
Options closed or expired                        (146)      (52,252)    (956)      (354,119)
Options exercised                                  --            --      (42)       (33,490)
                                                 ----     ---------     ----      ---------
Options outstanding as of March 31, 2009          287     $ 491,883       --      $      --
                                                 ====     =========     ====      =========

ILLIQUID SECURITIES

As of March 31, 2009, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.


              26 | Oppenheimer Commodity Strategy Total Return Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund (RAF)


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 05/14/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 05/14/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 05/14/2009